SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 8, 2002


                                 ARTISOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                    000-19462                 86-0446453
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


                   5 CAMBRIDGE CENTER
                CAMBRIDGE, MASSACHUSETTS                         02142
       (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (617) 354-0600


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Artisoft, Inc. (the "Company") is filing this Current Report on Form 8-K pursuant to Rule 135c under the Securities Act of 1933, as amended, for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated August 8, 2002, announcing that it has entered into an agreement for a common stock financing by means of a private placement.

     The Company is also filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Voting Agreement dated February 28, 2002 entered into among the Company and the holders of the Company's Series B Convertible Preferred Stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     None.

(B)  PRO FORMA FINANCIAL INFORMATION.

     None.

(C)  EXHIBITS.

     Exhibit No.     Description
     -----------     -----------
        10.1         Voting Agreement dated February 28, 2002 among Artisoft,
                     Inc., Special Situations Fund III, L.P., Special Situations
                     Cayman Fund, L.P., Special Situations Private Equity Fund,
                     L.P., Special Situations Technology Fund, L.P., Lagunitas
                     Partners, LP, Gruber & McBaine International, Jon D.
                     Gruber, F/B/O Lindsay Deroy Gruber Trust dated December 27,
                     1976 and F/B/O Jonathan Wyatt Gruber Trust dated December
                     30, 1975.

        99.1         Press release dated August 8, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 8, 2002                    ARTISOFT, INC.

                                        By: /s/ Michael J. O'Donnell
                                            ------------------------------------
                                        Name: Michael J. O'Donnell
                                        Title: Chief Financial Officer

                                  EXHIBIT INDEX

     EXHIBIT NO.     DESCRIPTION
     -----------     -----------
        10.1         Voting Agreement dated February 28, 2002 among Artisoft,
                     Inc., Special Situations Fund III, L.P., Special Situations
                     Cayman Fund, L.P., Special Situations Private Equity Fund,
                     L.P., Special Situations Technology Fund, L.P., Lagunitas
                     Partners, LP, Gruber & McBaine International, Jon D.
                     Gruber, F/B/O Lindsay Deroy Gruber Trust dated December 27,
                     1976 and F/B/O Jonathan Wyatt Gruber Trust dated December
                     30, 1975.

        99.1         Press release dated August 8, 2002.